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                                                                    EXHIBIT 23.4



                           CONSENT OF ROGER A. RAMSEY

            I hereby consent to the use of my name as a Director Nominee in the Registration Statement on Form S-4 filed by WCA Waste Corporation and the related information statement/prospectus and any amendments thereto.


Date: April 27, 2004                                /s/ Roger A. Ramsey
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                                                        Roger A. Ramsey